UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 29, 2025

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.

Calgary, Alberta, Canada T2P 3L8

(Address of Principal Executive Offices) (Zip Code)

1-403-231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On September 29, 2025, Cynthia L. Hansen, Executive Vice President & President, Gas Transmission & Midstream of Enbridge Inc. (“Enbridge”), was appointed Special Advisor to the Chief Executive Officer effective January 1, 2026 in connection with her retirement on January 10, 2027. In conjunction with the appointment, on September 29, 2025, Enbridge, Enbridge Employee Services, Inc. and Ms. Hansen entered into an amendment to the employment agreement dated June 3, 2022 to provide that, within 60 days of her retirement date, Ms. Hansen will be entitled to receive a lump sum payment equal to one times the sum of her (x) annual salary and (y) the average of the short-term incentive awards paid to Ms. Hansen in the immediately preceding two years. The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the amendment, which will be filed with our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 and is incorporated by reference into this Item 5.02.

Also on September 29, 2025, Matthew A. Akman, Executive Vice President, Corporate Strategy & President, Power, was appointed Executive Vice President & President, Gas Transmission & Midstream, effective January 1, 2026, to succeed Ms. Hansen.

Lastly, on September 29, 2025, Allen C. Capps, Senior Vice President & Chief Commercial Officer, Gas Transmission & Midstream, was appointed Senior Vice President, Strategy & President, Power, effective January 1, 2026.

Item 7.01.	Regulation FD Disclosure.

On October 2, 2025, Enbridge issued a news release announcing the appointments described under Item 5.02, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	News Release of Enbridge Inc. dated October 2, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: October 3, 2025	By:	/s/ David Taniguchi
David Taniguchi Vice President, Legal & Corporate Secretary (Duly Authorized Officer)